UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 15, 2008 (April 9, 2008)

_________________________________________________________________________________
SulphCo, Inc.
_________________________________________________________________________________
(Exact name of registrant as specified in charter)

Nevada	001-32636	88-0224817
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4333 W. Sam Houston Pkwy N., Suite 190
Houston, Texas  77043
(Address of principal executive offices)  (Zip Code)

(713) 896-9100
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The purpose of this Form 8-K/A is to replace Exhibit 3.1 (Amendments to Bylaws) of the current report of SulphCo, Inc. (the “Company”) on Form 8-K filed on April 11, 2008, in which several amendments to the Company’s Bylaws (the “Amendments”) were set forth. Due to a typographical error in the original Exhibit 3.1, that exhibit is replaced in its entirety by Exhibit 3.1 attached to this Form 8-K/A.

In the original Exhibit 3.1, the first sentence of the amendment to Section 3.2(b) of the Bylaws stated: “At and after the 2008 annual meeting of stockholders (the “2008 Annual Meeting”), the Board of Directors shall be divided into three classes of approximately equal size, designated Class I, Class II and Class II.” The sentence is replaced in its entirety with the following: “At and after the 2008 annual meeting of stockholders (the “2008 Annual Meeting”), the Board of Directors shall be divided into three classes of approximately equal size, designated Class I, Class II and Class III.”

Item 9.01 Financial Statements and Exhibits.

Exhibit
Number	Description
3.1	Amendments to Bylaws

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SULPHCO, INC.

Dated as of: April 15, 2008	By: /s/ Stanley W. Farmer
Name: Stanley W. Farmer
Title: Vice President and
Chief Financial Officer